UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Oasis Petroleum Inc.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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Your Vote Counts! OASIS PETROLEUM INC. 2022 Annual Meeting Vote by April 26, 2022 11:59 PM ET OASIS PETROLEUM INC. 1001 FANNIN STREET, SUITE 1500 HOUSTON, TX 77002 D71624-P71061 You invested in OASIS PETROLEUM INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 27, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and April 27, 2022 9:00 AM Central Time vote without entering a control number The Offices of Oasis Petroleum Inc. 1001 Fannin Street, Suite 1500 Houston, TX 77002 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect eight directors to serve until the 2023 Annual Meeting: Nominees: 1a. Douglas E. Brooks For 1b. Daniel E. Brown For 1c. Samantha Holroyd For 1d. John Jacobi For 1e. N. John Lancaster, Jr. For 1f. Robert McNally For 1g. Cynthia L. Walker For 1h. Marguerite Woung-Chapman For 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm For for 2022. 3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. For NOTE: To transact such other business as may properly come before the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.